POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of -AllianceBernstein Americas Government Income Trust, Inc. -AllianceBernstein Exchange Reserves
-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Trust
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Disciplined Growth Fund, Inc. -AllianceBernstein Disciplined Value Fund, Inc. -AllianceBernstein Dynamic Growth Fund, Inc.
-AllianceBernstein Emerging Market Debt Fund, Inc. -AllianceBernstein Global Growth Trends Fund, Inc. -AllianceBernstein Global Small Cap Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc. -AllianceBernstein Growth and Income Fund, Inc. -AllianceBernstein Health Care Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein Institutional Reserves, Inc. -AllianceBernstein International Premier Growth Fund, Inc. -AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Multi-Market Strategy Trust, Inc. -AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Premier Growth Fund, Inc.
-AllianceBernstein Real Estate Investment Fund, Inc. -AllianceBernstein Select Investor Series, Inc. -AllianceBernstein Small Cap Growth Fund, Inc.
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc. -AllianceBernstein Worldwide Privatization Fund, Inc.
-The AllianceBernstein Portfolios
-Sanford C. Bernstein Fund II, Inc.
and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                 /s/ Ruth Block
                                                 --------------
                                                     Ruth Block
Dated: December 12, 2003

                        POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of -AllianceBernstein All-Asia Investment Fund, Inc. -AllianceBernstein Americas Government Income Trust, Inc. -AllianceBernstein Exchange Reserves
-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Trust
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Disciplined Growth Fund, Inc. -AllianceBernstein Disciplined Value Fund, Inc. -AllianceBernstein Dynamic Growth Fund, Inc.
-AllianceBernstein Emerging Market Debt Fund, Inc. -AllianceBernstein Greater China '97 Fund, Inc. -AllianceBernstein Global Growth Trends Fund, Inc. -AllianceBernstein Global Small Cap Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc. -AllianceBernstein Growth and Income Fund, Inc. -AllianceBernstein Health Care Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein Institutional Reserves, Inc. -AllianceBernstein International Premier Growth Fund, Inc. -AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Multi-Market Strategy Trust, Inc. -AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein New Europe Fund, Inc.
-AllianceBernstein Premier Growth Fund, Inc.
-AllianceBernstein Real Estate Investment Fund, Inc. -AllianceBernstein Select Investor Series, Inc. -AllianceBernstein Small Cap Growth Fund, Inc.
-AllianceBernstein Technology Fund, Inc.
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc. -AllianceBernstein Worldwide Privatization Fund, Inc.
-The AllianceBernstein Portfolios
-Sanford C. Bernstein Fund II, Inc.
and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                             /s/ David H. Dievler
                                             --------------------
                                                 David H. Dievler

Dated: December 12, 2003

                        POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of -AllianceBernstein All-Asia Investment Fund, Inc. -AllianceBernstein Americas Government Income Trust, Inc. -AllianceBernstein Exchange Reserves
-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Trust
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Disciplined Growth Fund, Inc. -AllianceBernstein Disciplined Value Fund, Inc. -AllianceBernstein Dynamic Growth Fund, Inc.
-AllianceBernstein Emerging Market Debt Fund, Inc. -AllianceBernstein Global Growth Trends Fund, Inc. -AllianceBernstein Global Small Cap Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc. -AllianceBernstein Growth and Income Fund, Inc. -AllianceBernstein Health Care Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein Institutional Reserves, Inc. -AllianceBernstein International Premier Growth Fund, Inc. -AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Multi-Market Strategy Trust, Inc. -AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein New Europe Fund, Inc.
-AllianceBernstein Premier Growth Fund, Inc.
-AllianceBernstein Real Estate Investment Fund, Inc. -AllianceBernstein Select Investor Series, Inc. -AllianceBernstein Small Cap Growth Fund, Inc.
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc. -AllianceBernstein Worldwide Privatization Fund, Inc.
-The AllianceBernstein Portfolios
-Sanford C. Bernstein Fund II, Inc.
and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                               /s/ John H. Dobkin
                                               ------------------
                                                   John H. Dobkin

Dated: December 12, 2003

                        POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of -AllianceBernstein All-Asia Investment Fund, Inc. -AllianceBernstein Americas Government Income Trust, Inc. -AllianceBernstein Exchange Reserves
-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Trust
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Capital Reserves
-AllianceBernstein Disciplined Growth Fund, Inc. -AllianceBernstein Disciplined Value Fund, Inc. -AllianceBernstein Dynamic Growth Fund, Inc.
-AllianceBernstein Emerging Market Debt Fund, Inc. -AllianceBernstein Global Growth Trends Fund, Inc. -AllianceBernstein Global Small Cap Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc. -AllianceBernstein Government Reserves
-AllianceBernstein Greater China '97 Fund, Inc. -AllianceBernstein Growth and Income Fund, Inc. -AllianceBernstein Health Care Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein Institutional Reserves, Inc. -AllianceBernstein International Premier Growth Fund, Inc. -AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Multi-Market Strategy Trust, Inc. -AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Municipal Trust
-AllianceBernstein New Europe Fund, Inc.
-AllianceBernstein Premier Growth Fund, Inc.
-AllianceBernstein Real Estate Investment Fund, Inc. -AllianceBernstein Select Investor Series, Inc. -AllianceBernstein Small Cap Growth Fund, Inc.
-AllianceBernstein Technology Fund, Inc.
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc. -AllianceBernstein Worldwide Privatization Fund, Inc.
-The AllianceBernstein Portfolios
-Sanford C. Bernstein Fund II, Inc.
in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                         /s/ William H. Foulk, Jr.
                                         -------------------------
                                             William H. Foulk, Jr.
Dated: January 22, 2004

                        POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of -AllianceBernstein Americas Government Income Trust, Inc. -AllianceBernstein Exchange Reserves
-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Trust
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Disciplined Growth Fund, Inc. -AllianceBernstein Disciplined Value Fund, Inc. -AllianceBernstein Dynamic Growth Fund, Inc.
-AllianceBernstein Emerging Market Debt Fund, Inc. -AllianceBernstein Global Growth Trends Fund, Inc. -AllianceBernstein Global Small Cap Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc. -AllianceBernstein Growth and Income Fund, Inc. -AllianceBernstein Health Care Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein International Premier Growth Fund, Inc. -AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Premier Growth Fund, Inc.
-AllianceBernstein Real Estate Investment Fund, Inc. -AllianceBernstein Select Investor Series, Inc. -AllianceBernstein Small Cap Growth Fund, Inc.
-AllianceBernstein Technology Fund, Inc.
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Worldwide Privatization Fund, Inc.
-The AllianceBernstein Portfolios
-Sanford C. Bernstein Fund II, Inc.
and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                                /s/ Marc O. Mayer
                                                -----------------
                                                    Marc O. Mayer

Dated: December 12, 2003

                        POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of -AllianceBernstein Americas Government Income Trust, Inc. -AllianceBernstein Exchange Reserves
-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Trust
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Disciplined Growth Fund, Inc. -AllianceBernstein Disciplined Value Fund, Inc. -AllianceBernstein Dynamic Growth Fund, Inc.
-AllianceBernstein Emerging Market Debt Fund, Inc. -AllianceBernstein Global Growth Trends Fund, Inc. -AllianceBernstein Global Small Cap Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc. -AllianceBernstein Greater China '97 Fund, Inc. -AllianceBernstein Growth and Income Fund, Inc. -AllianceBernstein Health Care Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein Institutional Reserves, Inc. -AllianceBernstein International Premier Growth Fund, Inc. -AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Multi-Market Strategy Trust, Inc. -AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Premier Growth Fund, Inc.
-AllianceBernstein Real Estate Investment Fund, Inc. -AllianceBernstein Select Investor Series, Inc. -AllianceBernstein Small Cap Growth Fund, Inc.
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc. -AllianceBernstein Worldwide Privatization Fund, Inc.
-The AllianceBernstein Portfolios
-Sanford C. Bernstein Fund II, Inc.
and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                            /s/ Clifford L. Michel
                                            ----------------------
                                                 Clifford L. Michel

Dated:  December 12, 2003

                        POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints Mark R. Manley, Marc O. Mayer, Andrew L. Gangolf and Emilie D. Wrapp and each of them, to act severally as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any amendments thereto, on Form N-1A of -AllianceBernstein Americas Government Income Trust, Inc. -AllianceBernstein Exchange Reserves
-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Trust
-AllianceBernstein Bond Fund, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein Disciplined Growth Fund, Inc. -AllianceBernstein Disciplined Value Fund, Inc. -AllianceBernstein Dynamic Growth Fund, Inc.
-AllianceBernstein Emerging Market Debt Fund, Inc. -AllianceBernstein Global Growth Trends Fund, Inc. -AllianceBernstein Global Small Cap Fund, Inc.
-AllianceBernstein Global Strategic Income Trust, Inc. -AllianceBernstein Growth and Income Fund, Inc. -AllianceBernstein Health Care Fund, Inc.
-AllianceBernstein High Yield Fund, Inc.
-AllianceBernstein Institutional Funds, Inc.
-AllianceBernstein Institutional Reserves, Inc. -AllianceBernstein International Premier Growth Fund, Inc. -AllianceBernstein Mid-Cap Growth Fund, Inc.
-AllianceBernstein Multi-Market Strategy Trust, Inc. -AllianceBernstein Municipal Income Fund, Inc.
-AllianceBernstein Municipal Income Fund II
-AllianceBernstein Premier Growth Fund, Inc.
-AllianceBernstein Real Estate Investment Fund, Inc. -AllianceBernstein Select Investor Series, Inc. -AllianceBernstein Small Cap Growth Fund, Inc.
-AllianceBernstein Utility Income Fund, Inc.
-AllianceBernstein Variable Products Series Fund, Inc. -AllianceBernstein Worldwide Privatization Fund, Inc.
-The AllianceBernstein Portfolios
-Sanford C. Bernstein Fund II, Inc.
and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

                                               /s/ Donald J. Robinson
                                               ----------------------
                                                   Donald J. Robinson


Dated: December 12, 2003

00250.0073 #507654